Apr. 29, 2016

Ivy Variable Insurance Portfolios

Supplement dated January 25, 2017 to the

Ivy Variable Insurance Portfolios Prospectus

dated April 29, 2016

as supplemented June 8, 2016, September 30, 2016 and October 13, 2016

Effective March 3, 2017, the Prospectus is amended to reflect that the name Ivy VIP Small Cap Value is changed to Ivy VIP Small Cap Core.

Effective March 3, 2017, the following replaces the "Principal Investment Strategies" section for Ivy VIP Small Cap Value:

Principal Investment Strategies

Ivy VIP Small Cap Core seeks to achieve its objective by investing primarily in various types of equity securities of small-capitalization companies that Ivy Investment Management Company (IICO), the Portfolio's investment manager, believes have the greatest potential for capital appreciation. Under normal circumstances, at least 80% of the Portfolio's net assets will be invested, at the time of purchase, in common stocks of small-capitalization companies. For purposes of this Portfolio, small-capitalization companies typically are companies with market capitalizations within the range of companies in the Russell 2000 Index at the time of acquisition. As of March 31, 2016, this range of market capitalizations was between approximately $13.78 million and $6.1 billion.

The Portfolio seeks to invest in small-capitalization companies that IICO believes are undervalued relative to their potential for capital appreciation. To identify securities for the Portfolio, IICO primarily utilizes fundamental, bottom-up (researching individual issuers) research while considering top-down (assessing the market and economic environment) and quantitative analyses. IICO primarily determines the estimated value of companies based on a review of cash flow generation, normalized earnings power and/or underlying asset values, but IICO also considers other valuation factors, such as price to earnings and price to book value. The Portfolio emphasizes investment in companies that IICO believes have identifiable catalysts that will help them achieve their estimated potential values. In addition, IICO attempts to diversify the Portfolio's holdings among sectors, as well as among growth and value companies, in an effort to manage risk and to limit excess volatility. The Portfolio typically holds a limited number of stocks (generally 40 to 60.

IICO typically will sell a stock when, in IICO's opinion, it reaches an acceptable price relative to its estimated potential value, its fundamental factors have changed or IICO has changed its estimated value due to business performance that is below IICO's expectations. IICO also may sell a security to reduce the Portfolio's holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

Effective March 3, 2017, the following is inserted immediately following the "Principal Investment Risks — Company Risk" section for Ivy VIP Small Cap Value:

■	Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.

Effective March 3, 2017, the "Principal Investment Risks — Initial Public Offering Risk" section for Ivy VIP Small Cap Value is deleted in its entirety.